United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 16, 2025

Date of Report (Date of earliest event reported)

RIBBON ACQUISITION CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42474	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Central Park Tower LaTour Shinjuku Room 3001 6-15-1 Nishi Shinjuku, Shinjuku-ku Tokyo 160-0023 Japan	160-0023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +81 9085083462

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value per share, and one Right	RIBBU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	RIBB	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-seventh (1/7) of one Class A ordinary share	RIBBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 16, 2025, Ribbon Acquisition Corp (the “Company”) consummated its initial public offering (“IPO”) of 5,000,000 units (the “Public Units”). Each Public Unit consists of one Class A ordinary share of the Company, par value US$0.0001 per share (“Ordinary Share”) and one right to receive one-seventh (1/7) of one Ordinary Share upon the consummation of an initial business combination (“Right”). The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $50,000,000.

Simultaneously with the closing of the IPO on January 16, 2025, the Company consummated the private placement (“Private Placement”) with Ribbon Investment Company Ltd, its Sponsor, of 220,000 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total gross proceeds of $2,200,000.

A total of $50,000,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders, with Odyssey Trust Company acting as trustee..

An audited balance sheet as of January 16, 2025 reflecting the receipt of the proceeds from the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet as of January 16, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2025

Ribbon Acquisition Corp

By:	/s/ Angshuman (Bubai) Ghosh
Name:	Angshuman (Bubai) Ghosh
Title:	Chief Executive Officer

2